SUPPLEMENT DATED APRIL 30, 2012

TO PROSPECTUS DATED APRIL 29, 2011
FOR FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

TO PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

TO PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

On April 2, 2012, shareholders approved the merger of the following AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (each an “Acquired Fund”) into the corresponding acquiring fund (each, an “Acquiring Fund”) after the close of business on April 27, 2012:

Acquired Fund	Acquiring Fund
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco V.I. Capital Appreciation Fund and Invesco V.I. Capital Development Fund are no longer available for investment and all references to the funds are hereby deleted from each of the prospectuses listed above.

Effective immediately, the Invesco Van Kampen V.I. Capital Growth Fund has changed its name to Invesco Van Kampen V.I. American Franchise Fund.

Effective on or about July 15, 2012, the Invesco Van Kampen V.I. Mid Cap Value Fund will change its name to Invesco Van Kampen V.I. American Value Fund.

The address for the Home Office of Sun Life Insurance and Annuity Company of New York has changed.

The new address is:

One Grand Central Place
60 East 42nd Street, Suite 3100
New York, NY  10165

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Accumulator II, Protector II, Survivorship II (NY)                                                                                                                                          4/2012